SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March , 2004, by and among THE PROJECT GROUP, INC., a Nevada corporation (the "Company" or PJG"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are executing and delivering this Agreement to provide for the offer and sale by the Company to the Subscribers of the securities described herein, in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to $1,500,000 (the "Purchase Price") of units, ("Units") comprised of (A) 1500 shares of Series B Convertible Preferred Stock ("Series B Stock") issued with the terms and conditions contained in the Certificate of Designation as set forth in Exhibit A annexed hereto and (B) 6,500 common stock purchase warrants ("Warrants" and together with the shares of Series B Stock, sometimes referred to as the "Securities") for each share of Series B stock issued to Subscribers, substantially in the form of Exhibit B annexed hereto;

         WHEREAS, parties have hereby agreed that of the Purchase Price, $750,000 shall be delivered by the Subscribers and released to the Company at the Initial Closing (as defined herein) and the remaining $750,000 shall be delivered and released to the Company upon satisfaction of the conditions set forth in Section 2 hereof;

         WHEREAS, the aggregate proceeds of the sale of the Securities contemplated hereby shall be held in escrow with counsel to the Subscribers pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the "Escrow Agreement').

         NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.       Initial Closing.

         (a) Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the initial closing date ("Initial Closing Date"), each Subscriber shall purchase and the Company shall sell to each Subscriber, for consideration of $1,000, (a) 1 share of Series B Stock and (B) 6,500 Warrants. The aggregate amount of the Units to be purchased by the Subscribers on the Initial Closing Date ("First Closing Units") shall, in the aggregate, be equal to the initial closing purchase price of up to $750,000 ("Initial Closing Price"). The Initial Closing Date shall be the date that subscriber funds representing the net amount due the Company from the Initial Closing Purchase Price of the Offering is received by the Escrow Agent by wire transfer or otherwise to or for the benefit of the Company, and such funds are released to the Company.

         (b) Conditions to First Closing. The occurrence of the First Closing is expressly contingent on (i) the truth and accuracy, on the Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement, (ii) the filing of the Certificate of Designation for the Series B Preferred Stock, (iii) delivery of immediately available funds representing the Purchase Price for the First Closing by the Subscribers, (iv) the delivery by counsel to the Company of a legal opinion in form and substance acceptable to the Subscribers, (v) delivery by the Company of the Securities and (vi) deliver of the Lockup Agreements (as described in Section 8(p) below) .

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2.       Second Closing.

         (a) Second Closing. The closing date in relation to the second closing purchase price ("Second Closing Purchase Price") of up to an additional $750,000 shall be the fifth (5th) business day after the Actual Effective Date (the "Second Closing Date"). Subject to the satisfaction or waiver of the terms and conditions of this Agreement on the Second Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Unit for each $1,000 of Purchase Price ("Second Closing Securities"). The aggregate Purchase Price of the Second Closing Units for all Subscribers shall be equal to the Second Closing Purchase Price. In no event shall the Second Closing Purchase price be less than the Initial Closing Purchase Price.

         (b) Conditions to Second Closing. The occurrence of the Second Closing is expressly contingent on (i) the truth and accuracy, on the Effective Date, Actual Effective Date (as defined in this Agreement) and the Second Closing Date of the representations and warranties of the Company and Subscriber contained in this Agreement, (ii) continued compliance with the covenants of the Company set forth in this Agreement, (iii) the non-occurrence of any default by the Company of its obligations and undertakings contained in this Agreement, (iv) the delivery by the Company on the Second Closing Date of the Second Closing Securities and (v) the Company and Craig Crawford shall have entered into an employment agreement whereby Mr. Crawford shall be retained as President and Chief Executive Officer for a term of at least three years and including such other terms as may be reasonably acceptable to the Board of Directors.

         (c) Second Closing Deliveries. On or before the Second Closing Date, the Company will deliver the Second Closing Units to the Escrow Agent and each Subscriber will deliver his portion of the Second Closing Purchase Price to the Escrow Agent. On the Second Closing Date, the Company will deliver a certificate ("Second Closing Certificate") signed by its chief operating officer or chief financial officer (i) representing the truth and accuracy of all the representations and warranties made by the Company contained in this Agreement, as of the Initial Closing Date, the Actual Effective Date, and the Second Closing Date, as if such representations and warranties were made and given on all such dates, (ii) reaffirming the covenants and conditions set forth in Sections 9, 10, 11, and 12 of this Agreement, and (iii) representing the timely compliance by the Company with the Company's registration obligations set forth in Section 11 of this Agreement. A legal opinion nearly identical to the legal opinion referred to in Section 6 of this Agreement shall be delivered to the Subscribers at the Second Closing in relation to the Company and Second Closing Units ("Second Closing Legal Opinion"). The Second Closing Legal Opinion must also state that all of the Registerable Securities (as defined in this Agreement) have been included for resale under the Securities Act of 1933, as amended in an effective registration statement effective as of the Actual Effective Date and Second Closing Date.

3. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company as to such Subscriber that:

(a) Information on Company. The Subscriber has been furnished with or has obtained from the EDGAR Website of the Securities and Exchange Commission (the "Commission") the Company's Form 10-KSB for the year ended December 31, 2002 as filed with the Commission, together with all subsequently filed Forms 10- QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(b) Information regarding Subscriber. The Subscriber is, and will be at the time of the Second Closing and the date of conversion of the Series B Stock and exercise of any of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a

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speculative nature and has purchased securities of United States publicly-owned companies in private placement offerings in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(c) Purchase of Securities; Offering. On each Closing Date, the Subscriber will purchase the Securities as principal for its own account and not with a view to any distribution thereof. Subscriber hereby acknowledges and understands that this Agreement is a binding irrevocable commitment to purchase the Securities, including the Securities to be issued in the Second Closing, subject to the limited conditions to such Second Closing as described herein. The Subscriber understands that the offer and sale of the Securities in being conducted on a "best efforts" basis an there is no guarantee or commitment that the entire $1,500,000 will be subscribed. Pending the closings, funds will be placed in an escrow account and will not bear interest on the event of return to the Subscriber.

(d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Subscriber may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities.

(e) Certificate Legend. The certificates representing the Series B Stock, the Warrants and the shares issuable upon conversion of the Series B Stock and upon exercise of the Warrants shall bear the following or a substantially similar legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(f) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(g) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency,

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fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full legal power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(h) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of each closing date and unless a Subscriber otherwise notifies the Company prior to any closing date, shall be true and correct as of such closing dates.

(i) Commissions and Fees Payable. The Subscriber acknowledges and understands that First Montauk Securities Corp, shall be entitled to receive the commissions and other fees and consideration as described in Schedule 5(aa) for serving as selling agent in connection with the offer and sale of the Securities. These fees and commissions may also include a warrant solicitation fee equal to 5% of the aggregate exercise price of the Warrants in the event that the Company seeks to solicit exercise or redemption of the Warrants. The solicitation fee may only be paid in compliance with NASD Rule 2710(6)(xii), which provides, in part: (i) the market price of the common stock must be higher than the exercise price of the Warrants; (ii) the Warrant cannot be held in a discretionary account; (iii) the exercise or redemption must be solicited by First Montauk Securities Corp. and the Subscriber must provide written acknowledgment that the exercise was solicited and First Montauk Securities Corp. will be receiving compensation.

4. Company Representations and Warranties. Except as set forth under the corresponding section of the disclosure schedules delivered to the Subscribers concurrently herewith (the "Disclosure Schedules") the Company represents and warrants to and agrees with each Subscriber that the following representations and warranties are true and correct as of the date hereof and shall be true and correct each closing date:

(a) Due Incorporation. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b) Capitalization/Outstanding Stock. The number of shares and type of all authorized, issued and outstanding capital stock of the Company (including all Common Stock, classes of preferred stock and options and warrants and other convertible securities), and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is set forth in Schedule 4(b) of the Disclosure Schedule. Except as set forth in Schedule 4(b) of the Disclosure Schedule, no securities of the Company are entitled to preemptive or similar rights, and no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 4(b) of the Disclosure Schedule, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 4(b) of the Disclosure Schedule, the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All issued and


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

outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Agreement and the Escrow Agreement and any other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement or the Escrow Agreement and such other agreements delivered together with this Agreement or in connection herewith and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described on
Schedule 4(d), or the SEC Reports ( as defined in this Agreement).

(e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, including without limitation, the OTC Bulletin Board ("Bulletin Board") nor the Company's shareholders is required for the execution and compliance by the Company of its obligations under this Agreement, and all other agreements entered into or to be entered into by the Company relating hereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.

(f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating hereto by the Company will:

(g) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates.

(h) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;


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(ii) have been, or will be, duly and validly authorized and on the date of conversion of the Series B Stock, and upon exercise of the Warrants, the shares issuable thereon, will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

(iv) will not subject the holders thereof to personal liability by reason of being such holders.

(v) will not result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other debtor or equity holder of the Company.

(i) Litigation. Except as described in Schedule 4(i), there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

(j) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the issuance of the Securities, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements hereof, (ii) any filings required by state securities laws, (iii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act (iv) those that have been made or obtained prior to the date of this Agreement.

(k) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Disclosure Schedule, the "Disclosure Materials") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.


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(l) Press Releases. The press releases disseminated by the Company during the two (2) years preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

(m) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(n) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Securities or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(o) Labor Relations. Except as set forth under the Schedule for clause 4(l), no material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(p) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a material adverse effect.

(q) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings

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relating to the revocation or modification of any Material Permit.

(r) No Market Manipulation. The Company will abide by the provisions of SEC Regulation M.

(s) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(t) No Integrated Offering. Neither the Company, nor any of its subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer and/or sale of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer and/or sale of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

(u) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(v) Listing. The Company's common stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that its common stock will be delisted from the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies the requirements for the continued listing of its common stock on the Bulletin Board.

(w) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2003 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition.

(x) No Undisclosed Events or Circumstances. Since December 31, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(y) Dilution. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Series B Stock and exercise of the Warrants is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(z) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

(aa) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(bb) Brokers/Certain Fees. The Company represents and warrants that other than fees payable to First Montauk Securities Corp. as described on Schedule 5(bb) , there are no fees, commissions, or other payments due to any person in connection with the offer and sale of the Securities pursuant to this Agreement. The Subscribers shall have no liability or obligation with respect to any fees payable to First Montauk Securities Corp. in connection with the offer and sale of the Securities.

(cc) Internal Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-QSB for the Company's most recently ended fiscal quarter (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-B under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

 (dd) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of each closing date, and unless the Company otherwise notifies the Subscribers prior to any closing date, shall be true and correct as of such closing dates. The foregoing representations and warranties shall survive the Second Closing Date for a period of three (3) years.

5. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. The Offering is being made on a "best efforts" basis, with no minimum purchase amount. Officers, directors and affiliates of the Company and its selling agent may purchase securities in the Offering. On each closing date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities, and such other matters as shall be requested by the Subscribers. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Series B Stock and exercise of the Warrants and resale of the underlying shares pursuant to the Registration Statement or pursuant to Rule 144.

6.1. Conversion of Series B Stock and Exercise of Warrants.

(a) The terms of conversion of the Series B Stock are governed by the Certificate of Designation and the terms of the exercise of the Warrants are governed by the Warrants. Holders of the Series B Stock and Warrants shall also be entitled to the rights under this Section 6. Upon the conversion of the Series B Stock or exercise of the Warrants or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified representing the number of shares of common stock issuable upon such conversion or exercise, as the case may be. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Conversion Shares and Warrant Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Conversion Shares and Warrant Shares provided the Shares are being sold pursuant to an effective registration statement which includes the Conversion Shares or Warrant Shares or the sale is otherwise exempt from registration and the rules and regulations of the Securities and Exchange Commission allow for the issuance without a restrictive legend.

(b) Subscriber will give notice of its decision to exercise its right to convert the Series B Stock or exercise the Warrants or part thereof by faxing or otherwise delivering an executed and completed Notice of Conversion (a form of which is annexed hereto as Exhibit D) or warrant exercise form (attached to the Warrant) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 11 (a) of this Agreement. The Subscriber will not be required to surrender certificate for the Series B Stock until the Series B Stock has been fully converted or satisfied, but will be required to deliver the Warrant with the exercise price. Each date on which a Notice of Conversion or Warrant Exercise is faxed to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the shares issuable upon conversion of the Series B Stock ("Conversion Shares") to the Subscriber via express courier for receipt by such Subscriber within five (5) business days (or such lesser period if delivery time periods are reduced under federal securities' laws and regulations) after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the event the Conversion Shares are electronically transferable, then delivery of the Conversion Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A new certificate representing the balance of the unconverted Series B Stock not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers an original certificate for Series B Stock to the Company. To the extent that a Subscriber elects not to surrender a certificate for the Series B Stock for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim regarding the Series B Stock.

6.2 Damages for Failure to Deliver Conversion Shares/Warrant Shares. The Company understands that a delay in the delivery of the Conversion Shares or shares issuable upon exercise of the Warrants ("Warrant Shares") beyond the Delivery Date could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, which the Company and the Subscriber agree may be difficult to measure, the Company agrees to pay to the Subscriber, as liquidated damages, for late issuance of Conversion Shares or Warrant Shares an amount (X) for each business day the Conversion Shares are not delivered to Subscriber determined by the following formula:

X = ((original Purchase Price - amount previously converted/exercised) x 2%)/360

The Company shall pay any payments incurred under this Section in immediately available funds within 10 days of demand by the Subscriber. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company. The delivery date by which Common Stock must be delivered pursuant to this Section 6.2 shall be tolled for the amount of days that the Subscriber does not deliver information reasonably requested by the Company's transfer agent.

         (c) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

         6.3. Maximum Conversion. The Subscriber shall not be entitled to convert on a Conversion Date any Series B Stock if the number of shares of Common Stock to be received by the Subscriber which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its affiliates (if expressly known to the Company) on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Series B Stock with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Subscriber may exceed 4.99%. The Subscriber may void the conversion limitation described in this Section 6.3 upon and effective after (sixty-one) 61 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         6.4. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of the Series B Stock or exercise of a Warrant by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate original Purchase Price plus all accrued dividends, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Series B Stock and accrued dividends, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

         6.5 Adjustments. The conversion rate of the Series B Stock , exercise price of the Warrants and amount of Conversion Shares or Warrants Shares issuable upon conversion of the Series B Stock and exercise of the Warrants shall be adjusted to offset the effect of stock splits, stock dividends, pro rata distributions of property or equity interests to the Company's shareholders and similar events.

         7. Legal Fee/Escrow Agent. The Company shall pay to Goldstein & DiGioia LLP, a fee of

$15,000 ("Legal Fees") as reimbursement for services rendered to Subscribers in connection with this Agreement and the purchase and sale of the Securities and acting as Escrow Agent. Of such amount, $2,500 has previously been paid, $10,000 of the Legal Fees shall be payable on or before the Initial Closing Date and $2,500 shall be payable on the Second Closing Date. The Legal Fees not previously advanced will be payable out of funds held pursuant to the Escrow Agreement.

         8. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

         (a) Stop Orders. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Securities and Exchange Commission ("SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock or the Securities of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

         (b) Listing. The Company shall promptly secure the listing of the Shares and Warrant Shares upon each national securities exchange, or quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Securities are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Initial Closing Date, the Bulletin Board is and will be the Principal Market.

         (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

         (d) Reporting Requirements. From the date of this Agreement and until at least two (2) years after the Actual Effective Date, the Company will (i) comply in all respects with its reporting and filing obligations under the 1934 Act, (ii) comply with all reporting requirements that are applicable to an issuer required to file reports pursuant to Section 13 and Section 15(d) of the 1934 Act, and (iii) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the later of two (2) years after the Actual Effective Date. Until the earlier of the resale of the Conversion Shares and the Warrant Shares by each Subscriber or at least two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to file a Form D with respect to the offer and sale of the Securities as required under Regulation D and to provide a copy thereof to each Subscriber and First Montauk Securities Corp. within 10 days after filing with the SEC and each state.

         (e) Use of Proceeds. The Company undertakes to use the proceeds of the Subscribers' funds for the purposes set forth on Schedule 9(e) hereto. A deviation from the use of proceeds set forth on Schedule 9(e) of more than 15% per item or more than 25% in the aggregate shall be deemed a material breach of the Company's obligations hereunder. Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries (except for the payment of up to $100,000 for the past due wages to directors who are employees), payment of financing related debt or redeeming or purchasing equity instruments of the Company.

         (f) Reservation. The Company undertakes to reserve, pro rata on behalf of each holder of a the Securities, from its authorized but unissued common stock, at all times that Series B Stock or Warrants remain outstanding, a number of common shares equal to not less than 110% of the amount of common shares necessary to allow each such holder at all times to be able to convert all such outstanding Series B Stock, and one common share for each Warrant Share. Failure to have sufficient shares reserved pursuant to this Section 9(f) for three (3) consecutive business days or ten (10) days in the aggregate during any 365 day period shall be entitle the holder of the all remedies available at law and equity, including claims for lost profit.

         (g) Taxes. From the date of this Agreement until two (2) years after the Closing Date (or Second Closing Date if held), the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

         (h) Insurance. From the date of this Agreement until two (2) years after the Closing Date (or Second Closing Date if held), the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

         (i) Books and Records. From the date of this Agreement until two (2) years after the Closing Date (or Second Closing Date if held), the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

         (j) Governmental Authorities. From the date of this Agreement until two
(2) years after the Closing Date (or Second Closing Date if held), the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

         (k) Intellectual Property. From the date of this Agreement until two
(2) years after the Closing Date (or Second Closing Date if held), the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

         (l) Properties. From the date of this Agreement until two (2) years after the Closing Date (or Second Closing Date if held), the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

         (m) Confidentiality. From the date of this Agreement until two (2) years after the Closing Date (or Second Closing Date if held), the Company agrees that it will not disclose publicly or privately the identity of the Subscribers unless (i) expressly agreed to in writing by a Subscriber or (ii) only to the extent required by law and then only upon ten (10) days prior notice to Subscriber or (iii) in connection with the filing of a registration statement as required hereunder.

         (n) Prohibition on Financings. The Company undertakes and covenants that until the earlier to occur of (i) the registration statement described in
Section 11.1(iv) having been effective for 90days days, or (ii) until all the Conversion Shares and Warrant Shares have been resold pursuant to said registration statement, the Company will not issue any shares of Common Stock, or securities convertible into Common Stock; provided, however, the Company may
(i) issue options or shares or other securities to its employees and other eligible persons under its existing employee option plans; (ii) issue warrants or other securities to consultants or advisors provided such securities have an exercise or conversion price in excess of $0.14 per share and (iii) may issue shares of Common Stock in connection with the exercise or conversion of convertible securities outstanding on the date hereof in accordance with the terms thereof. In the event that the Company issues securities in violation of this clause (n), then conversion price of the Series B Stock shall be reduced to reflect the issue or conversion or exercise price of such securities.

         (o) Prohibitions on S-8 Filings. Except as allowed under Section 10.1, the Company will not file a Form S-8 with the Commission during the Exclusion Period (as defined in Section 10(a) of the Agreement) without the prior written consent of the holders of a majority of the then outstanding Series B Stock.

         (p) Delivery of Lockup Agreements. The Company shall deliver to First Montauk Securities Corp., as agent for the Subscribers duly executed copies of lockup agreements ("Lockup Agreements") as follows: (i) officer and directors of the Company shall agree not to sell, transfer, assign, pledge or hypothecate in any manner any securities of the Company beneficially owned by them (as determined in accordance with Section 13d of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) or to engage in any "short sales" for a period commencing on the date hereof and ending on a date which is one year from the date of funding of 2nd tranche of the Purchase Price, provided, however, officers and directors shall be allowed to exercise currently outstanding options for which the shares underlying such options were previously registered on a Form S-8 registration statement and, beginning 90 days after the Effective Date, shall be allowed to sell up to 30,000 shares per month as long as the sale price of any sale of Common Stock by the undersigned is equal to or exceeds $0.25 per share and (ii) "founding shareholders" (as set forth on Schedule 8(p)) beneficially owning approximately 7,000,000 shares of Common Stock of the Company shall agree not to sell, transfer, assign, pledge or hypothecate in any manner any securities of the Company beneficially owned by them (as determined in accordance with Section 13d of the Securities and Exchange Act of 1934 and the rules promulgated thereunder) or to engage in any "short sales" for a period commencing on the date hereof and ending on a date which is 90 days after the Effective Date (as defined in Section 10); provided however, the founding shareholders shall each be allowed to sell up to 50,000 shares per month as long as the sale price of any sale of Common Stock by such persons is equal to or exceeds $0.25 per share.

         9. Covenants of the Company and Subscriber Regarding Indemnification.

         (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

         (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, counsel and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribes relating hereto.

         (c) In no event shall the liability of any Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of Registerable Securities (as defined herein) giving rise to such indemnification obligation.

         (d) The procedures set forth in Section 11.6 shall apply to the indemnifications set forth in Sections 9(a) and 9(b) above.

         10.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

                  (i) The Company shall file with the SEC not later than 45 days after the Initial Closing Date (the "Filing Date"), and use its best efforts to cause to be declared effective within 120 days after the Initial Closing Date (the "Effective Date"), a Form SB-2 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register
(A) the Conversion Shares and Warrant Shares representing the total Purchase Price of $1,500,000 and (B) any shares of Common Stock which may be issuable to Subscribers by way of dividend under the Series B Stock or (C) as a result of any anti-dilution or adjustments under the Series B Stock or Warrants (for purposes of this Section 10, such shares issuable under clauses (A), (B) or (C) referred to as "Registerable Securities") for resale and distribution under the 1933 Act by the Subscribers. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 110% of the total Conversion Shares (using the Conversion Rate on the Initial Closing Date or the trading day immediately preceding the filing date of the Registration Statement, or any amendment thereto; whichever results in the greatest number of Registerable Securities, such amount of shares being included in the definition of Registerable Securities plus an amount to cover any shares issued as dividends or in payment of any penalties under this Agreement) and one hundred percent (100%) of the Warrant Shares issuable upon exercise of the Warrants. The Registerable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber, and not issued, employed or reserved for anyone other than each Subscriber. Such Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registerable Securities. No securities of the Company other than the Registerable Securities will be included in the registration statement described in this Section 10 without the written consent of the holders of a majority of the outstanding shares of Series B Stock. The Company shall not file any other registration statement with the SEC commencing on the date of hereof until a date which is 90 days after the Effective Date ("Exclusion Period"); provided, however, the Company may file a Form S-8 to register up to 1,500,000 shares of Common Stock under its Employee option Plan under the 1933 Act. A registration that is filed but withdrawn prior to being declared effective shall be deemed not to have been filed for purposes of this Section 10.1.

         10.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 10.1(i), 10.1(ii), or (iv) to effect the registration of any shares of Registerable Securities under the 1933 Act, the Company will, as expeditiously as possible:

         (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 10, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registerable Securities (individually a "Seller" and collectively the "Sellers") copies of all filings and Commission letters of comment;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registerable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period and further, promptly file any amendments under Rule 462 (or other applicable SEC regulations) if required in order to provide for the issuance of additional shares to the Subscribers as dividends or as a result of anti-dilution adjustments under the terms of this Agreement, the Series B Stock or the Warrants;

         (c) furnish to the Seller, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

         (d) use its best efforts to register or qualify the Seller's Registerable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (e) if applicable, list the Registerable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

         (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement; and

         10.3. Provision of Documents/Information by Sellers. In connection with each registration described in this Section 10, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         10.4. Non-Registration Events. The Company and the Subscribers agree that the Seller will suffer damages if any registration statement required under
Section 10.1(iv) above is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 10 is not filed within 45 days as provided above and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the registration statement on Form SB-2 or such other form described in Section 10.1 is not filed on or before the Filing Date or is not declared effective on or before the sooner of the Effective Date, or within five (5) business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in Section 10.1 will not be reviewed, (ii) any registration statement described in Sections 10.1 is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year (defined as a period of three hundred and sixty-five days commencing on the date the Registration Statement is declared effective) or more than twenty (20) consecutive days (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.4 is referred to herein as a "Non-Registration Event"), then the Company shall deliver to the holder of Registerable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty (30) days or part thereof, of the original Purchase Price, for the Registerable Securities owned of record by such holder as of and during the pendency of such Non-Registration Event which are subject to such Non-Registration Event. Payments to be made pursuant to this
Section 10.4 shall be due and payable in cash or in shares of Common Stock which have been included in the Registration Statement within ten (10) business days after the end of each 30 day period or part thereof. For purposes hereof, any shares of Common Stock issued to a Subscriber in payment of a penalty or as a Liquidated Damage payment, shall be valued at the average closing price of the Company's Common Stock for the 10 trading days ending one day prior to the Effective Date of the Registration Statement; provided however, in the event that the Registration Statement is not declared effective, the value of the shares shall be deemed to be $0.14 per share.

         10.5. Expenses. All expenses incurred by the Company in complying with
Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fee of one counsel for all Sellers are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registerable Securities, including any fees and disbursements of any additional counsel to the Seller, are called "Selling Expenses". The Company will pay all Registration Expenses in connection with the registration statement under Section 10. Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

         10.6. Indemnification and Contribution.

         (a) In the event of a registration of any Registerable Securities under the 1933 Act pursuant to Section 10, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registerable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Securities was registered under the 1933 Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 10.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

         (b) In the event of a registration of any of the Registerable Securities under the 1933 Act pursuant to Section 10, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Securities were registered under the 1933 Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds received by the Seller from the sale of Registerable Securities covered by such registration statement.

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10.7. Delivery of Unlegended Shares.

         (a) Within three (3) business days (such third business day, the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registerable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a written representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, for the delivery of shares of Common Stock without any legends including the legends set forth in Sections 4(e) and 4(g) above, issuable pursuant to any effective and current registration statement described in Section 10 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

         (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefore do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

         (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof beyond the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount determined in accordance with Section 7.2 above. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 10.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to purchase all or any portion of the Conversion Shares or Warrant Shares subject to such default at a price per share equal to 130% of the conversion rate of such Conversion Shares and exercise price of the Warrants. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

         (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares within ten (10) calendar days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

         11. Miscellaneous.

         (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Craig Crawford, President, fax no.: 713- 622-1103, 333 N. Sam Houston parkway, Houston TX 77060 with a copy by telecopier only to: Seth Farbman, Esq., telecopier: 646-349-9655,
(ii) if to the Subscribers, to: the address and telecopier number indicated on the signature page hereto, with a copy by telecopier to: First Montauk Securities Corp., 328 Newman Springs Road, Red Bank, New Jersey 07701 telecopier no. 732-741-8748 attn: Mark Mueller and a copy to Goldstein & DiGioia LLP, 45 Broadway, 11th Floor, New York, New York 10006, telecopier number: 212- 557-0295
Attn: Brian C. Daughney, Esq.

         (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Goldstein & DiGioia LLP, upon the satisfaction of all conditions to Closing set forth in this Agreement.

         (c) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

         (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

         (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

         (g) Independent Nature of Subscribers' Obligations and Rights. The obligations of each Subscriber hereunder are several and not joint with the obligations of any other Subscriber hereunder, and no such Subscriber shall be responsible in any way for the performance of the obligations of any other hereunder.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Platinum Partners Value Arbitrage Fund
                                          152 West 57th St 54 fl

Subscription Amount:                      $200,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Mark Norducht
                                              ----------------------------------

____________________________              Name: Mark Norducht

____________________________              Title: G.P.

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       152 West 57th St
                               54 fl
                               New York, N.Y. 10019

Telephone No.:                 212-581-0500

Fax No.:                       212-581-0002

Social Security/Fed ID No.:    14-1861954


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.

                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Platinum Partners Value Macro Fund
                                          152 West 57th St 54 fl

Subscription Amount:                      $200,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Mark Norducht
                                              ----------------------------------

____________________________              Name: Mark Norducht

____________________________              Title: G.P.

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       152 West 57th St
                               54 fl
                               New York, N.Y. 10019

Telephone No.:                 212-581-0500

Fax No.:                       212-581-0002

Social Security/Fed ID No.:    74-3027872


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Genesis Micrcap Inc.


Subscription Amount:                      $100,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Larry Gibbins
                                              ----------------------------------

____________________________              Name: Larry Gibbins

____________________________              Title: Officer

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       Genesis Micrcap Inc.
                               c/o SDC Capital LLC
                               20 East sunrise Highway Suite 302
                               Vally Strem, NY 11581

Telephone No.:                 020-8938-3272

Fax No.:                       020-8938-3272

Social Security/Fed ID No.:


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Alpha Capital AG


Subscription Amount:                      $300,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Alpha Capital AG
                                              ----------------------------------

____________________________              Name: Alpha Capital AG

____________________________              Title: Director

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       Pradafort & Funstertoples
                               9490
                               Vaduz Liechtenstein

Telephone No.:                 011-423-232-3195

Fax No.:                       011-423-232-3196

Social Security/Fed ID No.:


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Keren MYCB Elias Foundation
                                          152 West 57th St 54 fl

Subscription Amount:                      $150,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Moses Elias
                                              ----------------------------------

____________________________              Name: Moses Elias

____________________________              Title: President

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       1548 5oth St
                               Brooklyn, N.Y. 11219-3754

Telephone No.:                 78-581-0465

Fax No.:                       718-851-1910

Social Security/Fed ID No.:    13-3534646


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          J.M. Investors


Subscription Amount:                      $200,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Jeffrey Rubins
                                              ----------------------------------

____________________________              Name: Jeffrey Rubins

____________________________              Title: General Partner

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       152 E 9th St
                               54 fl
                               Lakewood, N.J. 08701

Telephone No.:                 732-367-3821

Fax No.:                       739-905-9049

Social Security/Fed ID No.:    20-0433527


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Bella Jacobs


Subscription Amount:                      $50,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Bella Jacobs
                                              ----------------------------------

____________________________              Name: Bella Jacobs

____________________________              Title:

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       53 Main St
                               54 fl
                               Monsey, N.Y. 10952

Telephone No.:                 845-386-1100

Fax No.:                       845-386-1535

Social Security/Fed ID No.:


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Bais Yaakor Moishe


Subscription Amount:                      $100,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Shlomo Lesin
                                              ----------------------------------

____________________________              Name: Shlomo Lesin

____________________________              Title: President

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       205 W Beech St
                               Long Beach, N.Y. 11561

Telephone No.:                 516-889-3111

Fax No.:                       516-889-6800

Social Security/Fed ID No.:    11-2818769


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


Name of Subscriber(s):
                                          Ateres Mechoel Inc


Subscription Amount:                      $50,000

Individuals                               Corporations, Trusts, Partnerships

Signature (s)                             By: /s/ Hillel Mendelovitz
                                              ----------------------------------

____________________________              Name: Hillel Mendelovitz

____________________________              Title: President

                               FOR ALL SUBSCRIBERS TO COMPLETE

Address:                       381 East 34th Street
                               Brooklyn NY 11210

Telephone No.:                 718-258-2425

Fax No.:                       718-258-6618

Social Security/Fed ID No.:    11-3407200


Accepted and Agreed.

The Company hereby accepts the subscription of the above Subscriber and agrees t be bound by the terms and conditions contained herein.

                                          THE PROJECT GROUP, INC.



                                          By:  /s/ Craig Crawford
                                          ----------------------------------
                                          Name:    Craig Crawford
                                          Title:   President